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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-71561) of our report dated May 29, 1998, on our audit of the financial statements of Gofen and Glossberg, Inc. We also consent to the reference to our firm under the caption "Experts."


PricewaterhouseCoopers LLP

Chicago, Illinois


February 24, 1999